UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2023

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-09305	43-1273600
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 N. Broadway, St. Louis, Missouri 63102-2188

(Address of principal executive offices and zip code)

(314) 342-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.15 par value per share	SF	New York Stock Exchange
Depository Shares, each representing 1/1,000th interest in a share of 6.25% Non-Cumulative Preferred Stock, Series B	SF-PB	New York Stock Exchange
Depository Shares, each representing 1/1,000th interest in a share of 6.125% Non-Cumulative Preferred Stock, Series C	SF-PC	New York Stock Exchange
Depository Shares, each representing 1/1,000th interest in a share of 4.50% Non-Cumulative Preferred Stock, Series D	SF-PD	New York Stock Exchange
5.20% Senior Notes due 2047	SFB	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Stifel Financial Corp. (the “Company”) was held on June 7, 2023 to (i) elect twelve members of the Board of Directors; (ii) approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the Company’s Proxy Statement; (iii) approve, on an advisory basis, the frequency of future advisory votes on executive compensation; (iv) approve the adoption of an Amendment to the Certificate of Incorporation; and (v) ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023.

As of April 10, 2023, the record date for the Annual Meeting, there were 106,104,626 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 99,487,938 shares of common stock were represented in person or by proxy, constituting a quorum.

The final results for the proposals voted on at the Annual Meeting are set forth below:

Proposal 1 – Election of Directors:

The Company’s shareholders elected twelve directors to hold office until the 2024 annual meeting of shareholders or until their respective successors are elected and qualified or until their earlier death, resignation or removal. The following table shows the results of the shareholders’ votes:

	For	Withhold Authority	Abstentions	Broker Non-votes
Adam T. Berlew	90,296,717	1,372,142	—	7,819,079
Maryam Brown	91,458,327	210,532	—	7,819,079
Michael W. Brown	88,360,628	3,308,231	—	7,819,079
Lisa Carnoy	91,455,183	213,676	—	7,819,079
Robert E. Grady	86,517,418	5,151,441	—	7,819,079
James P. Kavanaugh	90,421,190	1,247,669	—	7,819,079
Ronald J. Kruszewski	88,002,560	3,666,299	—	7,819,079
Daniel J. Ludeman	90,700,266	968,593	—	7,819,079
Maura A. Markus	79,965,715	11,703,144	—	7,819,079
David A. Peacock	86,619,557	5,049,302	—	7,819,079
Thomas W. Weisel	90,590,990	1,077,869	—	7,819,079
Michael J. Zimmerman	90,535,708	1,133,151	—	7,819,079

Proposal 2 – To approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the Proxy Statement:

For	Against	Abstentions	Broker Non-votes
90,406,506	993,881	268,472	7,819,079

Proposal 3 – To approve, on an advisory basis, the frequency of future advisory votes on executive compensation:

Every Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-votes
80,193,627	719,175	7,071,151	3,609,899	7,894,086

Proposal 4 – To approve the adoption of an Amendment to the Certificate of Incorporation:

For	Against	Abstentions	Broker Non-votes
79,217,708	12,094,711	356,440	7,819,079

Proposal 5 – To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023:

For	Against	Abstentions	Broker Non-votes
97,965,161	1,397,355	125,422	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: June 7, 2023	By:	/s/ James M. Marischen
	Name:	James M. Marischen
	Title:	Chief Financial Officer

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